                               -------------------
                                 MAIRS AND POWER
                               BALANCED FUND, INC.
                               -------------------

--------------------------------------------------------------------------------









ANNUAL REPORT
December 31, 1999

















W-1420 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101
651-222-8478

                                                               February 22, 2000


TO OUR SHAREHOLDERS


FOURTH QUARTER RESULTS


         Despite a positive showing in the final quarter, the Fund's investment results were disappointing relative to most stock market indices. The market staged a dramatic recovery reflecting a strengthening economy and better than expected corporate earnings growth. Based on a December 31, 1999, net asset value per share of $50.13, the Fund achieved a total investment return of 2.4% during the quarter after adjustment for the reinvestment of cash dividends and capital gain distributions. By comparison, the major stock market indices such as the Standard & Poor's 500 and Dow Jones Industrial Average, showed comparable investment returns of 14.9% and 11.7%, respectively. In contrast, the Lehman Bros. Gov't/Corp. Bond Index experienced a negative return of 0.4% as a result of rising interest rates during the period.

         The overall economy continued its sizzling growth in the fourth quarter with Gross Domestic Product rising 5.8% with the benefit of a significant increase in inventory accumulation. Continued employment gains along with a record high level of consumer confidence helped personal spending increase at an impressive 5.3% rate. Business spending for plant and equipment (including software) increased 4.8%, somewhat below the rate experienced in recent quarters in part attributable to a slowing in Y2K related expenditures. A surprisingly strong 5.0% gain in productivity allowed corporate profitability to continue increasing despite relatively stable pricing. Consequently, corporate operating earnings are estimated to have risen at an exceptional rate of 15% or more in the quarter.

         In an attempt to rein in the stronger than expected rate of economic growth, the Federal Reserve's monetary policy became increasingly restrictive during the fourth quarter. Short-term interest rates were increased by one quarter percentage point on November 18, 1999 and again more recently on February 2, 2000 in order to slow the economy and keep growing inflationary pressures under control.

         Despite rising interest rates, the stock market, as measured by the major market indices, evidenced considerable strength during the period. However, the strength was very narrow and confined almost exclusively to technology (communication equipment and services, computer software and services, electronics, etc.). As one would expect, interest rate sensitive industries such as banking, housing, insurance and utilities were all relatively weak. More surprising was rather widespread weakness in such areas as basic industries, capital goods and various consumer-related sectors which would normally benefit from a strengthening economy. Among the Fund's individual holdings, Corning (+88.1%), US West (+26.6%) and Weyerhaeuser (+24.6%) did the best while American Water Works (-26.6%), MTS Systems (-25.3%) and US Bancorp. (-21.1%) fared the worst.

1999 IN REVIEW

         Due largely to the significant rise in interest rates that took place last year (+136 basis points on the 30 year benchmark U. S. Treasury bond), the Balanced Fund experienced a very difficult year, especially in terms of relative performance. Rising interest rates adversely affected the Fund because some 35% of the Fund's investments were in fixed income securities and a significant portion of the common stock investments were in interest rate sensitive industries such as banking and insurance. Consequently, the Fund produced a relatively nominal 4.6% total investment return compared to 21.0% for the Standard & Poor's 500 and an even greater 27.3% for the Dow Jones Industrial Average. The effect of rising interest rates caused the Lehman Bros. Gov't/Corp. Bond Index to have a negative 2.2% rate of return. The Fund underperformed its composite benchmark index (60% - S & P 500 and 40% Lehman Bros. Gov't/Corp.) which was up 11.7%. Among other comparable funds, the Fund ranked 234th within a CDA/Wiesenberger universe of 359 domestic balanced mutual funds for the full year.

         As indicated by the fourth quarter, the economy performed superbly last year with real GDP advancing more than 4.0%. Personal spending increased an amazing 6.9% with the help of a second half surge perhaps in part stimulated by Y2K concerns. Inflation remained remarkably well-behaved in the face of a significant increase in oil prices with the Consumer Price Index rising only 2.75%. Corporate earnings are estimated to have increased at an unexpectedly strong rate well into the "double digits" in response to improved productivity and higher profitability. Aside from rising interest rates, the only major area of concern was an expanding trade deficit.

         The strength in the stock market, as suggested by the major market indices, was somewhat of a mirage with approximately half of all stocks in the Standard & Poor's 500 experiencing a negative return for the year. In fact, it can be argued that some 30 stocks contributed all of the performance for the S & P 500 and only seven stocks contributed 50% of last year's return. These high performing issues can almost exclusively be classified as large capitalization, technology issues.

OUTLOOK FOR 2000

         Looking ahead, everything seems to be in place for another year of solid economic growth. However, without the impetus of Y2K spending and another round of inventory accumulation, growth in real GDP is projected at a more normal 3% rate. Consumer spending should continue leading the charge in light of record high confidence levels, continued employment growth and low unemployment. Business spending is also expected to remain reasonably strong in view of relatively high capacity utilization rates in some industries and continuing efforts to raise productivity. A slowing economy is expected to translate into a more sustainable high "single digit" increase in corporate earnings.

         Unless the anticipated slowdown in the economy is more than expected, indications are that the Federal Reserve will increase short-term interest rates at least one more time. Although the stated rate of inflation has remained relatively stable so far, pressures are building for a somewhat higher rate in the future. However, given the increase in longer term rates that has already taken place, the bond market seems to be pretty well discounting a higher inflation rate along with some further tightening on the part of the Fed. The current interest rate curve inversion also suggests that investors may be less worried about the future rate of inflation than the Fed. Consequently, bond market performance is projected to be much improved in the coming year with returns more in line with underlying coupon rates.

         Although less favorable than last year, the environment for stock prices still seems to be basically positive. With most stocks selling well below their twelve month highs, the risk of a significant correction from current levels seems limited given the outlook for further earnings growth and likelihood of a relatively modest further increase in interest rates. However, the risks in the high-flying technology sector seem to be significantly greater in view of unreasonably high valuation levels and historically high volatility. The most compelling question facing investors at this juncture seems to be what effect a major sell-off in the technology sector would have on the rest of the market.

ANNUAL MEETING

         In view of the increasing cost of proxy solicitation along with the changing shareholder base of the Fund, the Board of Directors has determined that shareholder interests would be best served by holding an annual meeting only in years when there is a legal requirement to do so. It should be noted that this is in line with industry practice as most mutual funds do not routinely hold annual meetings.


                                                                William B. Frels
                                                                       President


  -----------------------------------------------------------------------------
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               FUND, S & P 500 INDEX, AND THE CONSUMER PRICE INDEX
  -----------------------------------------------------------------------------

[GRAPH]

                                                  YEAR ENDING
         1989     1990      1991       1992      1993       1994      1995     1996     1997      1998      1999
THOUSANDS
Fund       10    10.14     12.76      13.51     14.97      14.66     19.07    22.48    28.78     32.86     34.37
S & P      10     9.68     12.63      13.61     14.98      15.17     20.87    25.67    34.24     44.07     53.34
CPI        10    10.54     10.98      11.31     11.62      11.93     12.23    12.63    12.85     13.05     13.41

       Average Annual Total Returns
-------------------------------------------
    1 Year         5 Year       10 Year
-------------------------------------------
     4.6%          18.6%         13.1%
-------------------------------------------

PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS

            (SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               YEAR ENDED DECEMBER 31
                                            1999          1998          1997         1996          1995
                                        --------------------------------------------------------------------
PER SHARE
Net asset value, beginning of year          $50.05        $45.52       $36.84        $32.70        $26.21

Investment operations:
   Net investment income                     1.38         1.29(*)       1.18          1.09          1.01

   Net realized and unrealized
        gains (losses) on investment         0.90          5.08         9.04          4.69          6.78
                                             ----          ----         ----          ----          ----

TOTAL FROM INVESTMENT OPERATIONS             2.28          6.37         10.22         5.78          7.79

Less distributions:
   Dividends (from net
     investment income)                     (1.39)        (1.24)       (1.19)        (1.10)       (1.02)

   Distributions (from capital gains)       (0.81)        (0.60)       (0.35)        (0.54)        (0.28)
                                            ------        ------       ------        ------        ------

TOTAL DISTRIBUTIONS                        (2.20)        (1.84)        (1.54)        (1.64)        (1.30)
                                           ------        ------        ------        ------        ------

NET ASSET VALUE, END OF YEAR                $50.13        $50.05       $45.52        $36.84        $32.70
                                            ======        ======       ======        ======        ======

TOTAL INVESTMENT RETURN                      4.6%         14.2%         28.0%        17.9%         30.0%
                                             ====         =====         =====        =====         =====

NET ASSETS, END OF YEAR
   (000'S OMITTED)                         $40,611       $38,356       $28,790      $20,565       $16,979

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to
     average net assets                     0.88%         0.91%         0.92%        1.08%         1.12%

   Ratio of net investment
     income to average net
     assets                                 2.70%         2.69%         2.81%        3.16%         3.47%

   Portfolio turnover rate                  13.40%        11.88%        5.32%        8.25%         3.95%

(*)Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                       STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1999

ASSETS
   Investments, at market value (cost $15,477,791)                            $32,269,673
   U.S. Governments (cost $8,473,225)                                           8,076,857
   Dividends and interest receivable                                              287,111
                                                                              -----------
   Total assets                                                                40,633,641


LIABILITIES
   Accrued management fee                                                          20,186
   Accrued custodian and transfer agent fee                                         2,577
                                                                              -----------
   Total liabilities                                                               22,763

NET ASSETS
   Equivalent to $50.13 per share on 810,184 shares outstanding               $40,610,878
                                                                              -----------
                                                                              -----------
NET ASSETS CONSIST OF:
   Capital stock                                                                $  81,018
   Additional paid-in capital                                                  24,125,513
   Accumulated undistributed net investment income                                  3,494
   Accumulated undistributed net realized gain on investment transactions           5,339
   Net unrealized appreciation of investments                                  16,395,514
                                                                              -----------

TOTAL NET ASSETS                                                              $40,610,878
                                                                              -----------
                                                                              -----------

CAPITAL STOCK (par value $.10 a share)
   Shares authorized                                                           10,000,000
                                                                              -----------
                                                                              -----------


SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999

                                                                                               MARKET
     FACE                                                                                      VALUE
    AMOUNT                                 SECURITY DESCRIPTION                              (NOTE 2a.)
    ----------- ---------------------------------------------------------------------------- ----------
                FIXED INCOME SECURITIES

                U.S.TREASURY & FEDERAL AGENCY OBLIGATIONS  19.9%
    $250,000    Federal Farm Credit Bank                             7.00%      07/19/06      $244,945
     250,000    Federal Home Loan Bank                               6.30%      05/19/03       245,020
     250,000    Federal Home Loan Bank                              7.025%      02/17/05       246,148
     250,000    Federal Home Loan Bank                               7.00%      07/14/05       245,281
     250,000    Federal Home Loan Bank                               7.00%      08/15/07       241,313
     250,000    Federal Home Loan Bank                              7.075%      07/25/12       235,108
     250,000    Federal Home Loan Bank                               6.50%      09/18/13       224,330
     250,000    Federal Home Loan Bank                               6.41%      02/11/14       222,284
     250,000    Federal Home Loan Mortgage Corporation               6.00%      12/01/05       236,129
     250,000    Federal Home Loan Mortgage Corporation               6.33%      04/24/06       238,163
     250,000    Federal Home Loan Mortgage Corporation               7.01%      07/13/06       243,900
     250,000    Federal Home Loan Mortgage Corporation               6.41%      01/20/09       232,666
     250,000    Federal Home Loan Mortgage Corporation               6.25%      01/21/09       230,717
     250,000    Federal Home Loan Mortgage Corporation               6.45%      04/29/09       233,666
     250,000    Federal Home Loan Mortgage Corporation               7.33%      07/13/09       241,857
     250,000    Federal Home Loan Mortgage Corporation               6.60%      11/19/13       225,477
     250,000    Federal National Mortgage Association                7.23%      05/17/04       247,102
     500,000    Federal National Mortgage Association                6.45%      04/04/05       483,714
     250,000    Federal National Mortgage Association                6.26%      08/03/05       239,050
     250,000    Federal National Mortgage Association                7.50%      02/02/07       244,152
     250,000    Federal National Mortgage Association                7.68%      04/24/07       246,021
     250,000    Federal National Mortgage Association                7.43%      06/13/07       244,487
     250,000    Federal National Mortgage Association                6.41%      01/16/08       235,798
     250,000    Federal National Mortgage Association                6.52%      03/05/08       236,471
     250,000    Federal National Mortgage Association                6.56%      04/23/08       237,137
     250,000    Federal National Mortgage Association                6.58%      06/16/08       236,508
     250,000    Federal National Mortgage Association                6.11%      01/15/09       230,617
     250,000    Federal National Mortgage Association                6.18%      02/19/09       231,356
     500,000    Federal National Mortgage Association                6.49%      03/18/09       470,459
     250,000    Federal National Mortgage Association                7.15%      06/11/09       242,083
     250,000    Federal National Mortgage Association                7.15%      11/03/10       239,150
     250,000    Federal National Mortgage Association                6.37%      02/25/14       225,748
                                                                                             ----------
                                                                                             8,076,857
                                                                                             ----------

                                DECEMBER 31, 1999

                                                                                               MARKET
     FACE                                                                                      VALUE
    AMOUNT                                 SECURITY DESCRIPTION                              (NOTE 2a.)
    ----------- ---------------------------------------------------------------------------- ----------
                FIXED INCOME SECURITIES (CONTINUED)

                OTHER NON-CONVERTIBLE BONDS  9.5%
   $ 300,000    Bankers Trust NY Corp.                             7.125%    07/31/02        $ 297,804
     250,000    Household Finance Corp.                             7.00%    02/15/03          247,323
     250,000    Ford Motor Credit Company                           6.70%    07/16/04          244,836
     265,000    J.C. Penney & Co.                                   6.00%    05/01/06          229,603
     250,000    Bankers Trust NY Corp.                              6.70%    10/01/07          235,685
     500,000    Merrill Lynch and Co., Inc.                         7.00%    04/27/08          481,971
     250,000    General Foods Corporation                           7.00%    06/15/11          230,187
     200,000    Ford Motor Company Debentures                       9.50%    09/15/11          231,442
     250,000    Goldman Sachs & Company                             8.00%    03/01/13          248,156
     250,000    Allstate Corp.                                      7.50%    06/15/13          243,489
     500,000    General Motors Acceptance Corporation               7.30%    07/15/14          491,922
     500,000    Lincoln National Corp.                              7.00%    03/15/18          450,387
     250,000    South Jersey Gas Co.                               7.125%    10/22/18          212,950
                                                                                            -----------
                                                                                             3,845,755
                                                                                            -----------

                CONVERTIBLE BONDS  1.6%
     150,000    Cray Research, Inc.                                6.125%    02/01/11           91,500
     350,000    Kerr McGee Corp.                                    7.50%    05/15/14          325,063
     250,000    Noram Energy                                        6.00%    03/15/12          221,250
                                                                                            -----------
                                                                                               637,813
                                                                                            -----------
    NUMBER OF
      SHARES
    ---------

                NON-CONVERTIBLE AND CONVERTIBLE PREFERRED STOCK 1.1%
       6,000    Barclays Bank PLC, Series E                         $2.00                      132,750
       2,500    J. P. Morgan & Co., Series A, Adj Rate Pf           $5.00                      180,000
       2,000    St. Paul Capital Pf                                 $3.00                      118,000
                                                                                            -----------
                                                                                               430,750
                                                                                            -----------
                TOTAL FIXED INCOME SECURITIES  32.1%                                        12,991,175
                                                                                            -----------
                                                                                            -----------

                                DECEMBER 31, 1999

                                                                         MARKET
   NUMBER OF                                                             VALUE
    SHARES                         SECURITY DESCRIPTION                (NOTE 2a.)
   ---------     ----------------------------------------------------- ----------
                 COMMON STOCK

                 BASIC INDUSTRIES  8.2%
       12,000    Bemis Company, Inc.                                   $ 418,500
        2,000    Cooper Industries, Inc.                                  80,875
        6,000    Delta Air Lines, Inc.                                   298,875
       25,000    Graco Inc.                                              896,875
       10,000    Ingersoll-Rand Company                                  550,625
       10,000    Pentair, Inc.                                           385,000
       10,000    Weyerhaeuser Company                                    718,125
                                                                       ----------
                                                                       3,348,875

                 CONSUMER  7.0%
        2,000    American Greetings Class A                               47,250
        6,000    Briggs & Stratton Corporation                           321,750
        8,000    Deluxe Corp.                                            219,500
        4,000    Eastman Kodak Company                                   265,000
        6,000    General Mills, Inc.                                     214,500
        5,000    Genuine Parts Company                                   124,062
        6,000    Hershey Foods Corporation                               285,000
       15,000    Hormel (Geo. A.) & Company                              609,375
       10,000    Kimberly Clark                                          652,500
       12,000    Sturm, Ruger & Co., Inc.                                106,500
                                                                       ----------
                                                                       2,845,437

                 ENERGY  6.7%
       10,586    BP Amoco PLC ADR                                        627,882
        8,000    Burlington Resources Inc.                               264,500
       10,600    Exxon Mobil Corporation                                 853,963
        6,000    Murphy Oil Corporation                                  344,250
       10,000    Schlumberger, Limited                                   562,500
        1,936    Transocean Sedco Forex, Inc.                             65,219
                                                                       ----------
                                                                       2,718,314

                 FINANCIAL  17.6%
        5,000    American Express Company                                831,250
        8,000    BankAmerica Corporation                                 401,500
       18,690    Community First Bankshares, Inc.                        294,367
       22,800    Firstar Corporation                                     481,650
        5,062    Jefferson-Pilot Corp.                                   345,482
       15,000    Merrill Lynch & Co., Inc.                             1,252,500
        5,000    J. P. Morgan & Co., Inc.                                633,125
       16,000    ReliaStar Financial Corp.                               627,000
       12,000    St. Paul Companies                                      404,250
       15,000    U.S. Bancorp                                            357,188
       38,000    Wells Fargo & Company                                 1,536,625
                                                                       ----------
                                                                       7,164,937

                                DECEMBER 31, 1999

                                                                         MARKET
   NUMBER OF                                                             VALUE
    SHARES                         SECURITY DESCRIPTION                (NOTE 2a.)
   ---------     ----------------------------------------------------  ----------
                 COMMON STOCK (CONTINUED)

                 HEALTH CARE  8.1%
       14,000    American Home Products Corporation                     $ 552,125
        5,000    Baxter International Inc.                                314,062
       15,000    Bristol-Myers Squibb Company                             962,813
       45,000    Pfizer Inc.                                            1,459,687
                                                                      -----------
                                                                        3,288,687

                 TECHNOLOGY  14.2%
       14,000    Corning Inc.                                           1,805,125
        9,000    Emerson Electric Co.                                     516,375
       15,000    Honeywell Inc.                                           865,313
        8,000    International Business Machines Corporation              864,000
       37,000    MTS Systems Corporation                                  286,750
        7,000    Minnesota Mining & Manufacturing Company                 685,125
       20,000    National Computer Systems, Inc.                          752,500
                                                                      -----------
                                                                        5,775,188

                 UTILITIES  2.8%
       10,000    American Water Works Company, Inc.                       212,500
        7,000    GTE Corporation                                          493,936
        6,000    U S West Inc.                                            432,000
                                                                      -----------
                                                                        1,138,436

                 TOTAL COMMON STOCK  64.6%                             26,279,874

                 SHORT TERM INVESTMENTS  2.6%
    1,075,481    Firstar Institutional Money Market Fund, 5.5%          1,075,481

                 TOTAL INVESTMENTS  99.3%                              40,346,530
                                                                      -----------

                 OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%              264,348
                                                                      -----------

                 NET ASSETS  100%                                     $40,610,878
                                                                      -----------
                                                                      -----------



SEE ACCOMPANYING NOTES.

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME

Income:
     Dividends                                            $522,490
     Interest                                              932,787
                                                         ---------
   TOTAL INCOME                                                            $1,455,277

Expenses:
     Investment advisory fees (NOTE 5)                     245,014
     Administrative fees                                    62,060
     Legal and audit fees                                   21,498
     Transfer agent fees (NOTE 5)                           19,490
     Custodian fees                                          8,921
     Other fees and expenses                                 1,470
                                                         ---------
   TOTAL EXPENSES                                                             358,453
                                                                          -----------

   NET INVESTMENT INCOME                                                    1,096,824

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)
     Net realized gains on investments sold                647,007
     Unrealized appreciation of investments                 33,014
                                                         ---------

   NET GAIN ON INVESTMENTS                                                    680,021
                                                                          -----------

   INCREASE IN NET ASSETS FROM OPERATIONS                                 $ 1,776,845
                                                                          -----------
                                                                          -----------



SEE ACCOMPANYING NOTES.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999               1998
                                                            -------------------------------
OPERATIONS
   Net investment income                                     $ 1,096,824          $ 903,689
   Net realized gains on investments sold                        647,007            452,769
   Unrealized appreciation of investments                         33,014          3,156,726
                                                             -----------        -----------
INCREASE IN NET ASSETS FROM OPERATIONS                         1,776,845          4,513,184


DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                (1,104,630)          (889,320)
   Short-term gain distributed as ordinary income               (79,387)                -
   From net realized gains                                     (563,646)          (454,472)
                                                             -----------        -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          (1,747,663)        (1,343,792)

CAPITAL STOCK TRANSACTIONS
   Proceeds from shares sold                                   6,548,426          8,482,738
   Reinvestment of distributions from net investment
     income and net realized gains                             1,433,119          1,089,262
   Cost of shares redeemed                                   (5,755,458)        (3,175,376)
                                                             -----------        -----------
INCREASE IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                  2,226,087          6,396,624
                                                             -----------        -----------

TOTAL INCREASE IN NET ASSETS                                   2,255,269          9,566,016

NET ASSETS
   Beginning of year                                          38,355,609         28,789,593
                                                             -----------        -----------
   End of year (including undistributed investment income
     of $3,494 and $14,369, respectively)
                                                             $40,610,878        $38,355,609
                                                             -----------        -----------
                                                             -----------        -----------

CHANGES IN CAPITAL STOCK
   Shares sold                                                   127,310            178,359
   Shares issued for reinvested distributions                     28,545             22,241
   Shares redeemed                                             (112,091)           (66,720)
                                                             -----------        -----------

NET INCREASE IN SHARES                                            43,764            133,880
                                                             -----------        -----------
                                                             -----------        -----------

SEE ACCOMPANYING NOTES.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999



Note 1  --  The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The investment objective of the Fund is to provide regular current income, the potential for capital appreciation, and a moderate level of volatility by investing in a diversified list of securities, including bonds, preferred stocks, common stocks and other securities convertible into common stock.

Note 2  --  Significant accounting polices of the Fund are as follows:

            (a) Market value of investments is based on the last reported sale price on December 31 for listed securities or the mean of the bid and asked price for other securities. Security transactions are recorded on `trade date plus one', with `trade date' being the date on which securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

            (b) The Fund is a "regulated investment company" as defined in
                Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all income taxes.

Note 3  --  Purchases and sales of investment securities, excluding government and short-term securities, during the year ended December 31, 1999 aggregated $6,881,871 and $5,299,190, respectively.

Note 4  --  Net unrealized appreciation on investments for federal income tax purposes aggregated $16,395,514, of which $17,024,991 related to appreciated investment securities and $629,477 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $23,951,016.

                                DECEMBER 31, 1999



Note 5  --  The investment advisory fees were paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees were paid to the adviser pursuant to an advisory agreement approved by the directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. Transfer agent fees were paid to Mairs and Power, Inc. who served as transfer agent for the period January 1, 1999 through May 31, 1999. Transfer agent fees were also paid to Firstar Mutual Fund Services, LLC for the period June 1, 1999 through December 31, 1999, who now serves as transfer agent. Directors of the Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended totaling $7,200 in 1999. No compensation was paid to any other director or officer of the Fund.

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders
Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Balanced Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Balanced Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP



January 24, 2000

                        SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------
This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                                       PER SHARE
                                                  --------------------------------------------------------
                                                               DISTRIBU-                      PERFORMANCE
                                                                TIONS OF       DIVIDENDS         OF AN
                                                                REALIZED       FROM NET         ASSUMED
                    SHARES                        NET ASSET    SECURITIES     INVESTMENT     INVESTMENT OF
    DATES         OUTSTANDING   TOTAL NET ASSETS    VALUE         GAINS         INCOME          $10,000*
-------------    ------------   ----------------  ---------    ----------     ----------     -------------
Dec. 31, 1975       53,298          $ 695,686      $ 13.06       $ 0.52         $ 0.70         $ 13,274
Dec. 31, 1976       60,638          $ 973,550      $ 16.06       $ 0.43         $ 0.80         $ 17,678
Dec. 31, 1977       94,234        $ 1,439,735      $ 15.28       $ 0.39         $ 0.88         $ 18,233
Dec. 31, 1978      100,458        $ 1,439,598      $ 14.33       $ 0.35         $ 1.00         $ 18,689
Dec. 31, 1979      113,790        $ 1,644,853      $ 14.46       $ 0.30         $ 1.10         $ 20,682
Dec. 31, 1980      129,196        $ 1,969,896      $ 15.25       $ 0.21         $ 1.25         $ 24,059
Dec. 31, 1981      132,236        $ 1,928,460      $ 14.59          -           $ 1.21         $ 24,928
Dec. 31, 1982      135,050        $ 2,274,421      $ 16.84       $ 0.33         $ 1.25         $ 32,041
Dec. 31, 1983      155,828        $ 2,907,432      $ 18.66          -           $ 1.28         $ 38,033
Dec. 31, 1984      155,810        $ 2,729,570      $ 17.52       $ 0.45         $ 1.28         $ 39,403
Dec. 31, 1985      183,348        $ 3,837,245      $ 20.93       $ 0.35         $ 1.13         $ 50,862
Dec. 31, 1986      253,724        $ 5,395,111      $ 21.27       $ 1.87         $ 0.98         $ 58,669
Dec. 31, 1987      295,434        $ 5,772,298      $ 19.54       $ 1.09         $ 1.06         $ 59,677
Dec. 31, 1988      317,426        $ 6,569,555      $ 20.70       $ 0.42         $ 1.12         $ 67,973
Dec. 31, 1989      344,486        $ 7,886,058      $ 22.89       $ 0.33         $ 1.08         $ 79,980
Dec. 31, 1990      366,158        $ 8,075,488      $ 22.06       $ 0.07         $ 1.07         $ 81,067
Dec. 31, 1991      400,276       $ 10,676,264      $ 26.67          -           $ 1.00        $ 102,047
Dec. 31, 1992      428,672       $ 11,535,822      $ 26.91       $ 0.30         $ 1.00        $ 108,025
Dec. 31, 1993      476,860       $ 13,441,576      $ 28.19       $ 0.63         $ 0.99        $ 119,747
Dec. 31, 1994      494,968       $ 12,972,976      $ 26.21       $ 0.37         $ 1.03        $ 117,256
Dec. 31, 1995      519,272       $ 16,978,753      $ 32.70       $ 0.28         $ 1.02        $ 152,477
Dec. 31, 1996      558,234       $ 20,565,014      $ 36.84       $ 0.54         $ 1.10        $ 179,820
Dec. 31, 1997      632,540       $ 28,789,593      $ 45.52       $ 0.35         $ 1.19        $ 230,211
Dec. 31, 1998      766,420       $ 38,355,609      $ 50.05       $ 0.60         $ 1.24        $ 262,811
Dec. 31, 1999      810,184       $ 40,610,878      $ 50.13       $ 0.81         $ 1.39        $ 274,913

            *Assumes the reinvestment of all income dividends and capital gain distributions for a $10,000 investment made at the beginning of 1975.
--------------------------------------------------------------------------------
No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
 THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED DECEMBER 31, 1999)
                                ARE AS FOLLOWS:
--------------------------------------------------------------------------------
    1 YEAR: +4.6%              5 YEARS: +18.6%               10 YEARS: +13.1%
--------------------------------------------------------------------------------
THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND
 PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
       WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
--------------------------------------------------------------------------------

                             OFFICERS AND DIRECTORS



William B. Frels...................................President and Director
George A. Mairs, III...............................Secretary and Director
Peter G. Robb.................................Vice-President and Director
Lisa J. Hartzell................................................Treasurer
Charlton Dietz...................................................Director
Donald E. Garretson..............................................Director
J. Thomas Simonet................................................Director




INVESTMENT ADVISER                          CUSTODIAN
Mairs and Power, Inc.                       Firstar Bank Milwaukee
W-1420 First National Bank Building         615 East Michigan Street
332 Minnesota Street                        P. O. Box 701
Saint Paul, Minnesota 55101                 Milwaukee, Wisconsin 53201-0701

                              INDEPENDENT AUDITORS
                               Ernst & Young, LLP
                              1400 Pillsbury Center
                             200 South Sixth Street
                          Minneapolis, Minnesota 55402


                                 TRANSFER AGENT

(REGULAR MAIL ADDRESS)                      (OVERNIGHT OR EXPRESS MAIL ADDRESS)
Firstar Mutual Fund Services, LLC           Firstar Mutual Fund Services, LLC
615 East Michigan Street                    615 East Michigan Street
P. O. Box 701                               3rd Floor
Milwaukee, Wisconsin 53201-0701             Milwaukee, Wisconsin 53202

                  SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES
                                 1-800-304-7404

                                 MAIRS AND POWER
                               BALANCED FUND, INC.